UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023

LivaNova PLC

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-37599	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Eastbourne Terrace

London, W2 6LG

United Kingdom

(Address of Principal Executive Offices)

+44 20 33250660

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Ordinary Shares - £1.00 par value per share	LIVN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01 Other Events.

On December 6 and 7, 2023, executives of LivaNova PLC (the “Company”) will attend the Mizuho Medical Device & Healthcare Services Summit and Wolfe Research investor meetings. During these meetings, the Company expects to provide an update on operations with respect to the cybersecurity incident previously disclosed on November 20, 2023, as follows.

The Company successfully executed a soft launch at its sites in the United States. These sites are now substantially operating at normal levels. In addition, the Company has begun executing a soft launch with respect to its manufacturing sites in Europe, though it may take longer for the Company’s European manufacturing sites to reach normal levels of operations compared to the Company’s U.S. sites.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements include, but are not limited to, express or implied forward-looking statements relating to the Company’s expectations regarding its ability to re-launch and maintain operations at its manufacturing sites and the impact of the cybersecurity event on the Company’s business, results of operations, cash flows or financial condition. There are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the Company’s actual results to differ materially from the forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied include the ongoing assessment of the incident, including the Company’s potential discovery of additional information related to the incident in connection with its investigation or otherwise, the legal, regulatory, reputational and financial risks resulting from the incident, the effectiveness of business continuity plans during the incident, and the other factors discussed under the section entitled “Risk Factors” of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the United States Securities and Exchange Commission by the Company. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. The Company does not undertake or assume any obligation to update publicly any of the forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d)            Exhibits.

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: December 6, 2023	By:	/s/ Michael Hutchinson
	Name:	Michael Hutchinson
	Title:	SVP, Company Secretary & Chief Legal Officer